UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 7, 2007

ROCKY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-21026	31-1364046

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 East Canal Street, Nelsonville, Ohio	45764

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(740) 753-1951

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On March 7, 2007, Rocky Brands, Inc. (the “Company”) issued a press release entitled “Rocky Brands, Inc. Announces Fourth Quarter and 2006 Full Year Results” regarding its consolidated financial results for the fourth quarter and year ended December 31, 2006. A copy of the Company’s press release is furnished as Exhibit 99 to this Form 8-K and is incorporated herein by reference.
     The information in this Form 8-K and accompanying press release is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     The information contained or incorporated by reference in this Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which are intended to be covered by the safe harbors created thereby. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management, and include statements in the accompanying press release regarding future long-term prospects, expected 2007 revenues and earnings, and improvements in the Company’s operating platform (paragraphs 5, 16, and 17 of the press release). These forward-looking statements involve numerous risks and uncertainties, including, without limitation, the various risks inherent in the Company’s business as set forth in periodic reports filed with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the year ended December 31, 2005 (filed March 16, 2006), and quarterly reports on Form 10-Q for the quarters ended March 31, 2006 (filed May 10, 2006), June 30, 2006 (filed August 9, 2006), and September 30, 2006 (filed November 8, 2006). One or more of these factors have affected historical results, and could in the future affect the Company’s businesses and financial results in future periods and could cause actual results to differ materially from plans and projections. Therefore there can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included or incorporated by reference herein, the Company, or any other person should not regard the inclusion of such information as a representation that the objectives and plans of the Company will be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to the management of the Company. The Company assumes no obligation to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
          (c) Exhibits.

Exhibit No.	Description

99*	Press Release, dated March 7, 2007, entitled “Rocky Brands, Inc. Announces Fourth Quarter and 2006 Full Year Results.”

*	Such press release is being “furnished” (not filed) under Item 2.02 of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Brands, Inc.
Date: March 7, 2007	By:	/s/ James E. McDonald
James E. McDonald, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99*	Press Release, dated March 7, 2007, entitled “Rocky Brands, Inc. Announces Fourth Quarter and 2006 Full Year Results.”

*	Such press release is being “furnished” (not filed) under Item 2.02 of this Current Report on Form 8-K.

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